eXHIBIT 10.1

AMENDMENT to Promissory NoteS

THIS AMENDMENT TO PROMISSORY NOTES (this “Amendment”) is made as of the 26th day of July, 2017, among American Power Group Corporation, a Delaware corporation (the “Company”), and the parties who execute the signature page hereto.

WHEREAS, the Company has issued its subordinated contingent convertible promissory notes in the aggregate principal amount of $3,000,000 to certain investors (each, a “Holder” and, collectively, the “Holders”), pursuant to that certain Convertible Note Purchase Agreement dated as of January 27, 2017;

WHEREAS, the Maturity Date (as defined in the Notes) of each of the Notes is currently July 27, 2017;

WHEREAS, the Maturity Date may be changed or amended with the written consent of the Company and the holders of Notes representing 75% of the principal amount of the Notes outstanding from time to time; and

WHEREAS, the Company and the undersigned Holders wish to amend all of the Notes in accordance with the terms of this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and such Holders hereby agree as follows:

1. Section 1 of each of the Notes is hereby amended to read as follows:

“1. Repayment. All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. Except as otherwise provided below, the outstanding principal amount of this Note shall be due and payable on October 27, 2017 (the “Maturity Date”).

2. Except as specifically set forth above, the Notes shall remain in full force and effect in accordance with their terms.

3. This Amendment shall become effective upon its execution by the Company and by the Holders holding Notes representing 75% of the principal amount of all of the Notes, and shall be binding on all of the Holders of the Notes.

[Remainder of Page Intentionally Left Blank]

[SIGNATURE PAGE TO AMENDMENT TO

AMERICAN POWER GROUP CORPORATION

SUBORDINATED CONTINGENT CONVERTIBLE PROMISSORY NOTES]

IN WITNESS WHEREOF, the Company has caused this Amendment dated as of July 26, 2017 to be duly executed by its authorized officer as of such date.

AMERICAN POWER GROUP CORPORATION

By:	/S/ Charles E. Coppa
Charles E. Coppa
Chief Executive Officer

IN WITNESS WHEREOF, the undersigned Holder has caused this Amendment dated as of July 26, 2017 to be duly executed by its authorized signatory as of such date.

Name of Holder: Arrrow, LLC

Signature of Authorized Signatory of Holder: /s/ Matthew Van Steenwyk

Name of Authorized Signatory: _____________________________________________

Title of Authorized Signatory: ________________________________________________

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[SIGNATURE PAGE TO AMENDMENT TO

AMERICAN POWER GROUP CORPORATION

SUBORDINATED CONTINGENT CONVERTIBLE PROMISSORY NOTES]

IN WITNESS WHEREOF, the Company has caused this Amendment dated as of July 26, 2017 to be duly executed by its authorized officer as of such date.

AMERICAN POWER GROUP CORPORATION

By:	/S/ Charles E. Coppa
Charles E. Coppa
Chief Executive Officer

IN WITNESS WHEREOF, the undersigned Holder has caused this Amendment dated as of July 26, 2017 to be duly executed by its authorized signatory as of such date.

Name of Holder: MDVS GST Trust

Signature of Authorized Signatory of Holder: /s/ Matthew Van Steenwyk

Name of Authorized Signatory: _____________________________________________

Title of Authorized Signatory: ________________________________________________

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[SIGNATURE PAGE TO AMENDMENT TO

AMERICAN POWER GROUP CORPORATION

SUBORDINATED CONTINGENT CONVERTIBLE PROMISSORY NOTES]

IN WITNESS WHEREOF, the Company has caused this Amendment dated as of July 26, 2017 to be duly executed by its authorized officer as of such date.

AMERICAN POWER GROUP CORPORATION

By:	/S/ Charles E. Coppa
Charles E. Coppa
Chief Executive Officer

IN WITNESS WHEREOF, the undersigned Holder has caused this Amendment dated as of July 26, 2017 to be duly executed by its authorized signatory as of such date.

Name of Holder: Associated Private Equity

Signature of Authorized Signatory of Holder: /s/ Neil Braverman

Name of Authorized Signatory: _____________________________________________

Title of Authorized Signatory: ________________________________________________

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